UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): October 29, 2003

Phelps Dodge Corporation

(Exact name of registrant as specified in its charter)

New York	001-00082	13-1808503

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One North Central Avenue
Phoenix, Arizona 85004
(Address of principal executive offices)
(Zip Code)

(602) 366-8100
(Registrant’s telephone number, including area code)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
Exhibit Index
EX-99.1

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 29, 2003, Phelps Dodge Corporation issued a press release announcing financial results for the three- and nine-month periods ended September 30, 2003. A copy of this press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Phelps Dodge Corporation

(Registrant)

Date:	October 29, 2003	By:	/s/ Ramiro G. Peru

			Name: Title:	Ramiro G. Peru Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit Number	Description

99.1	Press Release by Phelps Dodge Corporation dated October 29, 2003, announcing financial results for the three- and nine-month periods ended September 30, 2003.

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